Description of Business	9 Months Ended
Jul. 29, 2011
Business Combinations [Abstract]
Description of Business
1.	Description of Business

Joy Global Inc. (the “Company”) is a worldwide leader in high productivity mining solutions, and we manufacture and market original equipment and aftermarket parts and services for both underground and surface mining and certain industrial applications.  Our equipment is used in major mining regions throughout the world to mine coal, copper, iron ore, oil sands and other minerals.  We operate in two business segments: underground mining machinery (Joy Mining Machinery or “Joy”) and surface mining equipment (P&H Mining Equipment or “P&H”).  Joy is a major manufacturer of underground mining equipment for the extraction of coal and other bedded minerals and offers comprehensive service locations near major mining regions worldwide.  P&H is a major producer of surface mining equipment for the extraction of ores and minerals and provides extensive operational support for many types of equipment used in surface mining.

Acquisition of LeTourneau Technologies, Inc.

On June 22, 2011, we completed the acquisition of LeTourneau Technologies, Inc. (“LeTourneau”).  LeTourneau operates in three businesses, mining equipment, steel products and drilling products.  Subsequent to the acquisition we entered into a definitive agreement to sell the drilling products business of LeTourneau. The results of operations for LeTourneau have been included in the accompanying condensed consolidated financial statements from the acquisition date forward with results of the drilling products business being included as results of discontinued operations while the mining equipment and steel products business results have been included in continuing operations as part of the surface mining equipment segment.

We purchased all of the outstanding shares of LeTourneau.  The preliminary purchase price for the acquisition was as follows:

(in thousands)
Cash consideration	$1,100,000
Working capital purchase price adjustments	(54,346)
$1,045,654

The final purchase price is pending and is based upon the level of net working capital transferred at closing.  The preliminary allocation of the purchase price to the assets acquired and liabilities assumed is based upon the estimated fair values at the date of acquisition.  The fair values of the assets and liabilities included in the table below are preliminary and subject to change principally as we are currently in the process of obtaining third-party valuations of assets acquired and liabilities assumed.

The excess of the purchase price over the net tangible and identifiable intangible assets is reflected as goodwill.  The amount allocated to intangible assets and goodwill for tax purposes is expected to be tax deductible as a result of our election under Section 338(h) (10) of the Internal Revenue Code.  The following table summarizes the preliminary estimates of fair value of the assets acquired and the liabilities assumed as of the acquisition date:

(in thousands)
Assets Acquired:
Cash and cash equivalents	$4,714
Accounts receivable	57,237
Inventories	199,214
Other current assets	187
Current assets of discontinued operations	330,268
Property, plant and equipment	85,609
Other intangible assets and goodwill	488,162
Other non-current assets	535
Non-current assets of discontinued operations	234,240
Total assets acquired	1,400,166
Liabilities Assumed:
Accounts payable	(37,161)
Employee compensation and benefits	(10,576)
Advance payments and progress billings	(97,228)
Other accrued liabilities	(20,039)
Current liabilities of discontinued operations	(189,508)
Total liabilities assumed	(354,512)
$1,045,654

The determination of the fair value for acquired assets was primarily determined based upon discounted expected cash flows.  Of the $488 million of intangible assets and goodwill, $232 million has been preliminarily assigned to intangible assets which are being amortized.  The determination of the useful life was based upon historical experience, economic factors, and future cash flows of the assets acquired.

The results of LeTourneau have been included in the condensed consolidated financial statements since the date of acquisition.  For the six-week period, the mining equipment and steel products businesses of LeTourneau combined had net sales of $43.3 million and net income of $6.3 million.  We incurred $8.6 million of acquisition costs related to LeTourneau.

The following unaudited pro forma financial information for the three and nine months ended July 29, 2011 and July 30, 2010 reflect the results of continuing operations as if the acquisition had been completed on October 30, 2010 and October 31, 2009, respectively.  Pro forma adjustments have been made for changes in depreciation and amortization expenses related to the valuation of the acquired fixed and intangible assets at fair value, the elimination of non-recurring items, the addition of incremental costs related to debt used to finance the acquisition, and the tax benefits related to the increased costs.

	Quarter Ended		Nine Months Ended
	July 29,	July 30,	July 29,	July 30,
	2011	2010	2011	2010
Net sales	$1,203,786	$922,202	$3,284,766	$2,641,619
Income from continuing operations	$175,015	$124,192	$446,593	$318,915
Basic earnings per share from continuing operations	$1.66	$1.20	$4.26	$3.09
Diluted earnings per share from continuing operations	$1.64	$1.18	$4.19	$3.05

The unaudited pro forma financial information is presented for information purposes only.  It is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the acquisition at the dates indicated, nor does it purport to project the future financial position or operating results of the combined company.

Discontinued operations of LeTourneau

On August 29, 2011 we entered into a definitive agreement with Cameron International Corporation to sell the drilling products business purchased from LeTourneau for $375.0 million, subject to a working capital adjustment.  We expect to close the transaction following receipt of necessary regulatory approvals, and satisfaction of customary closing conditions, which is expected to occur within 60 days of the agreement date.  The drilling products business has been reflected as a discontinued operation and all assets and liabilities of the segment have been reflected as such in the Condensed Consolidated Balance Sheet and all results of operations have been reflected as discontinued operations in the Condensed Consolidated Statement of Income.

The operating results of the discontinued operations included in the consolidated financial statements for the three months and nine months ended July 29, 2011 follow:

(in thousands)
Net sales	$19,536
Income before income taxes	1,941
Provision for income taxes	641
Income from discontinued operations, net of tax	$1,300

The following are the assets and liabilities of the discontinued operations as of July 29, 2011:

July 29,
(in thousands)	2011
Accounts receivable, net	49,399
Inventories	274,674
Other current assets	27,506
Total current assets of discontinued operations	$351,579

Property, plant and equipment, net	$116,528
Other intangible assets and goodwill	115,834
Other non-current assets	718
Total non-current assets of discontinued operations	$233,080

Accounts payable	$52,536
Employee compensation and benefits	12,709
Advance payments and progress billings	102,043
Other accrued liabilities	33,452
Total current liabilities of discontinued operations	$200,740